SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)	August 13, 2002

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844

(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1440 Kiewit Plaza Omaha, Nebraska	68131

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

ITEM 9. REGULATION FD DISCLOSURE
EXHIBIT INDEX
SIGNATURES
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

ITEM 9. REGULATION FD DISCLOSURE

     On August 13, 2002, each of the principal executive officer, Warren E. Buffett, and principal financial officer, Marc D. Hamburg, of Berkshire Hathaway Inc. filed with the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     In addition, the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, filed on August 13, 2002 by Berkshire Hathaway Inc. was accompanied by certifications by Mr. Buffett and Mr. Hamburg pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     A copy of each of the statements and the certifications is attached hereto as an Exhibit (99.1, 99.2, 99.3 and 99.4).

EXHIBIT INDEX

99.1	Statement Under Oath of Principal Executive Officer dated August 13, 2002

99.2	Statement Under Oath of Principal Financial Officer dated August 13, 2002

99.3	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chief Executive Officer)

99.4	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chief Financial Officer)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg

By: Marc D. Hamburg Vice President and Chief Financial Officer